UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 6, 2019

Commission File Number: 1‑9852

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	11‑1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

295 University Avenue, Westwood, Massachusetts 02090

(Address of Principal Executive Offices, Including Zip Code)

(781) 332‑0700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b‑2 of the Securities Exchange Act of 1934 (17 CFR §240.12b‑2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant’s Certifying Accountant

On February 6, 2019, the Audit Committee (the “Audit Committee”) of the Board of Directors of Chase Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, effective following the issuance of the Company’s Quarterly Report on Form 10‑Q for the period ending February 28, 2019.

PwC’s reports on the Company’s financial statements for the fiscal years ended August 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended August 31, 2018 and 2017 and the subsequent interim period through February 6, 2019, there were:

(i)

No “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and

(ii)

No “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness in internal control over financial reporting that existed as of August 31, 2018 related to the review of cash flow forecasts used in the valuation of customer relationship intangible assets acquired in a business combination.

The Company has provided PwC with a copy of this Form 8‑K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested PwC to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of PwC’s letter dated February 12, 2019 is attached as Exhibit 16.1 to this Form 8‑K.

The Audit Committee has commenced a competitive process to identify and appoint a successor independent registered public accounting firm of the Company for the fiscal year ending August 31, 2019. The Audit Committee has invited several firms to participate in this process, which is currently ongoing. Once selected, the Company will authorize PwC to respond fully to the inquiries of the successor accountant.

Section 9 — Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d)         Exhibits.

16.1       Letter of PwC dated February 12, 2019 to the SEC regarding statements included in this Form 8‑K.

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of PwC dated February 12, 2019 to the SEC regarding statements included in this Form 8‑K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: February 12, 2019	By:	/s/ Christian J. Talma
Christian J. Talma
Chief Financial Officer